UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 9, 2009
QUICKSILVER GAS SERVICES LP
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33631 (Commission File Number)	56-2639586 (IRS Employer Identification No.)
777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 665-8620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     On March 9, 2009, Quicksilver Gas Services LP (“KGS”) issued a press release announcing that it has given notice to NYSE Arca of its intention to voluntarily delist its common units from NYSE Arca. KGS is now completing the process of listing its common units on the New York Stock Exchange (“NYSE”) and delisting its common units from NYSE Arca. KGS anticipates that the units will begin trading on NYSE on or about March 24, 2009.
     A copy of the press release is attached as Exhibit 99.1 and the discussion of the transfer therein is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated March 9, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quicksilver Gas Services LP
By:	Quicksilver Gas Services GP LLC,
its general partner

By:	/s/ John C. Cirone
Senior Vice President,
General Counsel and Secretary

Date: March 13, 2009

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated March 9, 2009.